Exhibit 99.1

Signature Page

KKR GENETIC DISORDER L.P.		05/14/2025

By: KKR Genetic Disorder GP LLC, its general partner

By:	/s/ Christopher Lee
Name: Christopher Lee Title: Assistant Secretary

KKR GENETIC DISORDER GP LLC		05/14/2025

By:	/s/ Christopher Lee
Name: Christopher Lee Title: Assistant Secretary

KKR GROUP PARTNERSHIP L.P.		05/14/2025

By: KKR Group Holdings Corp., its general partner

By:	/s/ Christopher Lee
Name: Christopher Lee Title: Secretary

KKR GROUP HOLDINGS CORP.		05/14/2025

By:	/s/ Christopher Lee
Name: Christopher Lee Title: Secretary

KKR GROUP CO. INC.		05/14/2025

By:	/s/ Christopher Lee
Name: Christopher Lee Title: Secretary

KKR & CO. INC.

By:	/s/ Christopher Lee		05/14/2025
Name: Christopher Lee Title: Secretary

KKR MANAGEMENT LLP			05/14/2025

By:	/s/ Christopher Lee
Name: Christopher Lee Title: Assistant Secretary

HENRY R. KRAVIS			05/14/2025

By:	/s/ Christopher Lee
Name: Christopher Lee Title: Attorney-in-fact

GEORGE R. ROBERTS			05/14/2025

By:	/s/ Christopher Lee
Name: Christopher Lee Title: Attorney-in-fact

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